                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 2001


                           COCA-COLA ENTERPRISES INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE               01-09300                    58-0503352
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



                2500 WINDY RIDGE PARKWAY, ATLANTA, GEORGIA 30339
          (Address of principal executive offices, including zip code)

                                 (770) 989-3000
              (Registrant's telephone number, including area code)


                                                                          Page 1
                                                            Exhibit Index Page 4

Item 9.  Regulation FD Disclosure

        On October 15, 2001, the Company released pro forma financial information for purposes of additional analysis of the acquisition of Herb Coca-Cola.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                COCA-COLA ENTERPRISES INC.
                                                      (Registrant)





Date:  October 15, 2001                         By:/s/ E. Liston Bishop III
                                                   ----------------------------
                                                   E. Liston Bishop III
                                                   Vice President and
                                                   Deputy General Counsel

                                  EXHIBIT INDEX


   EXHIBIT NO.                       DESCRIPTION                        PAGE NO.

      99       Coca-Cola Enterprises Inc. Pro Forma Combined Condensed     5
               Financial Information (Unaudited)

    99.1       Coca-Cola Enterprises Inc. Pro Forma Combined Condensed     16
               Financial Information Excluding Nonrecurring Items
               (Unaudited)

                                                                      EXHIBIT 99



                  INDEX TO COCA-COLA ENTERPRISES INC. PROFORMA
              COMBINED CONDENSED FINANCIAL INFORMATION (UNAUDITED)



                                                                       PAGE
                                                                      NUMBERS
                                                                      -------
Coca-Cola Enterprises Inc. Pro Forma Combined Condensed
  Financial Information (Unaudited):

  Introductory Information...........................................    6

  Pro Forma Combined Condensed Statement of Income for
    the Six Months Ended June 29, 2001...............................    7

  Pro Forma Combined Condensed Statement of Income for
    the Quarter Ended June 29, 2001..................................    8

  Pro Forma Combined Condensed Statement of Income for
    the Quarter Ended March 30, 2001.................................    9

  Pro Forma Combined Condensed Statement of Income for
    the Year Ended December 31, 2000.................................    10

  Pro Forma Combined Condensed Statement of Income for
    the Quarter Ended December 31, 2000..............................    11

  Pro Forma Combined Condensed Statement of Income for
    the Quarter Ended September 29, 2000.............................    12

  Pro Forma Combined Condensed Statement of Income for
    the Quarter Ended June 30, 2000..................................    13

  Pro Forma Combined Condensed Statement of Income for
    the Quarter Ended March 31, 2000.................................    14

  Notes to Pro Forma Combined Condensed Financial
    Information (Unaudited)..........................................    15

                           COCA-COLA ENTERPRISES INC.
                      NOTES TO PRO FORMA COMBINED CONDENSED
                        FINANCIAL INFORMATION (UNAUDITED)


INTRODUCTORY INFORMATION

The following unaudited pro forma combined condensed financial information sets forth the combined results of operations of Coca-Cola Enterprises Inc. (the "Company") and Hondo Incorporated and Herbco Enterprises, Inc. (collectively, "Herb Coca-Cola") assuming the Company purchased Herb Coca-Cola as of January 1, 2000. Although not required to be filed under the rules applicable to significant acquisitions, this pro forma financial information is provided for purposes of additional analysis of the effects of the acquisition of Herb Coca-Cola on the Company pursuant to Regulation FD.

On July 10, 2001 the Company completed the acquisition of 100 percent of the outstanding common and preferred shares of Herb Coca-Cola. The results of Herb's operations have been included in the Company's consolidated statements since July 1, 2001. Herb Coca-Cola was previously the third largest bottler of products of The Coca-Cola Company in the United States. As a result of the acquisition, the Company will sell approximately 80% of The Coca-Cola Company's bottle and can volume in the United States. The Company also expects cost savings and system rationalization as a result of the proximity of Herb Coca-Cola's operations to its existing territories.

The total transaction value was approximately $1.4 billion, including cash of approximately $1 billion and common stock of $400 million. The value of the 25 million shares issued was determined based on the average closing price of the Company's common shares over the two day period before and after the terms of the acquisition were finalized and agreed to. The total transaction value is comprised of approximately $1.3 billion for the bottling operations and $100 million for the value of incremental tax benefits associated with the structure of the transaction.

The following unaudited pro forma financial information should be read in conjunction with the Company's audited and unaudited financial statements, including the notes thereto, contained in: (i) the Coca-Cola Enterprises' Annual Report on Form 10-K for the year ended December 31, 2000 and (ii) Coca-Cola Enterprises' Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2000, June 30, 2000, September 29, 2000, March 30, 2001, and June 29,
2001.

The unaudited pro forma combined condensed statements of income for the six months ended June 29, 2001 and for the year ended December 31, 2000 and the unaudited pro forma combined condensed statements of income for each of the quarterly periods ended March 31, 2000, June 30, 2000, September 29, 2000, December 31, 2000, March 30, 2001, and June 29, 2001 present the combined operating results of the Company and Herb Coca-Cola as if the acquisition described above had occurred at the beginning of 2000. Certain reclassifications and adjustments have been made to the historical financial statements of Herb Coca-Cola to conform to the Company's financial presentation.

                           COCA-COLA ENTERPRISES INC.

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 29, 2001
                 (UNAUDITED; IN MILLIONS, EXCEPT PER SHARE DATA)


                                                            Coca-Cola        Herb
                                                           Enterprises    Coca-Cola
                                                            Six Months    Six Months
                                                              Ended         Ended
                                                             June 29,       June 29,      Pro Forma      Pro Forma
                                                              2001           2001        Adjustments      Combined
                                                           -----------     --------      -----------     --------
Net Operating Revenues                                      $ 7,457           $457          $ --           $ 7,914
Cost of Sales                                                 4,613            284            --             4,897
                                                            -------           ----          ----           -------
Gross Profit                                                  2,844            173            --             3,017

Selling, Delivery, and
  Administrative Expenses                                     2,507            167            (3)            2,671
                                                            -------           ----          ----           -------

Operating Income                                                337              6             3               346
Interest Expense, Net                                           380              6            24               410
Other Nonoperating Expense, Net                                  --             --            --                --
                                                            -------           ----          ----           -------

Loss Before Income Taxes                                        (43)            --           (21)              (64)
Income Tax Expense (Benefit)                                    (28)            --            (8)              (36)
Nonrecurring Income Tax (Benefit)                               (46)            --            --               (46)
                                                            -------           ----          ----           -------

Net Income (Loss)                                                31             --           (13)               18
Preferred Stock Dividends                                         2             --            --                 2
                                                            -------           ----          ----           -------

Net Income (Loss) Applicable
  to Common Shareowners                                     $    29           $ --          $(13)          $    16
                                                            =======           ====          ====           =======

Basic Average Common Shares
  Outstanding                                                   419             --            25               444
                                                            =======           ====          ====           =======
Basic Net Income Per Share
  Applicable to Common
  Shareowners                                               $  0.07             --            --           $  0.04
                                                            =======           ====          ====           =======
Diluted Average Common Shares
  Outstanding                                                   428             --            25               453
                                                            =======           ====          ====           =======
Diluted Net Income Per Share
  Applicable to Common
  Shareowners                                               $  0.07             --            --           $  0.04
                                                            =======           ====          ====           =======

Cash Operating  Profit Data:
  Operating Income                                          $   337           $  6          $  3           $   346
  Depreciation                                                  437             23            --               460
  Amortization                                                  225              4            (3)              226
                                                            -------           ----          ----           -------

Cash Operating Profit                                       $   999           $ 33          $ --           $ 1,032
                                                            =======           ====          ====           =======

The introductory information on Page 6 and the accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Information on Page 15 are an integral part of these statements. Pro forma combined information should not be construed to be forecasts of future operating results.

                           COCA-COLA ENTERPRISES INC.

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                       FOR THE QUARTER ENDED JUNE 29, 2001
                 (UNAUDITED; IN MILLIONS, EXCEPT PER SHARE DATA)



                                         Coca-Cola            Herb
                                        Enterprises        Coca-Cola
                                       Quarter Ended     Quarter Ended
                                          June 29,          June 29,          Pro Forma         Pro Forma
                                            2001              2001           Adjustments        Combined
                                       --------------    -------------       -----------        ---------
Net Operating Revenues                     $ 4,105          $    252          $     --          $  4,357
Cost of Sales                                2,545               156                --             2,701
                                           -------           -------           -------           -------
Gross Profit                                 1,560                96                --             1,656

Selling, Delivery, and
  Administrative Expenses                    1,289                95                (2)            1,382
                                           -------           -------           -------           -------

Operating Income                               271                 1                 2               274
Interest Expense, Net                          188                 2                13               203
Other Nonoperating Expense, Net                 --                --                --                --
                                           -------           -------           -------           -------

Income (Loss) Before Income Taxes               83                (1)              (11)               71
Income Tax Expense (Benefit)                    14                --                (4)               10
Nonrecurring Income Tax (Benefit)              (46)               --                --               (46)
                                           -------           -------           -------           -------

Net Income (Loss)                              115                (1)               (7)              107
Preferred Stock Dividends                        1                --                --                 1
                                           -------           -------           -------           -------

Net Income (Loss) Applicable to
  Common Shareowners                       $   114           $    (1)          $    (7)          $   106
                                           =======           =======           =======           =======

Basic Average Common Shares
  Outstanding                                  419                --                25               444
                                           =======           =======           =======           =======
Basic Net Income Per Share
  Applicable to Common
  Shareowners                              $  0.27                --                --           $  0.24
                                           =======           =======           =======           =======
Diluted Average Common Shares
  Outstanding                                  427                --                25               452
                                           =======           =======           =======           =======
Diluted Net Income Per Share
  Applicable to Common
  Shareowners                              $  0.27                --                --           $  0.24
                                           =======           =======           =======           =======

Cash Operating Profit Data:
  Operating Income                         $   271           $     1           $     2           $   274
  Depreciation                                 224                12                --               236
  Amortization                                 113                 2                (2)              113
                                           -------           -------           -------           -------

Cash Operating Profit                      $   608           $    15           $    --           $   623
                                           =======           =======           =======           =======

The introductory information on Page 6 and the accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Information on Page 15 are an integral part of these statements. Pro forma combined information should not be construed to be forecasts of future operating results.

                           COCA-COLA ENTERPRISES INC.

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                      FOR THE QUARTER ENDED MARCH 30, 2001
                 (UNAUDITED; IN MILLIONS, EXCEPT PER SHARE DATA)

                                           Coca-Cola           Herb
                                          Enterprises        Coca-Cola
                                         Quarter Ended     Quarter Ended
                                           March 30,          March 30,       Pro Forma          Pro Forma
                                              2001              2001         Adjustments         Combined
                                         -------------     --------------   ------------        ----------
Net Operating Revenues                       $ 3,352           $   205          $    --          $ 3,557
Cost of Sales                                  2,068               128               --            2,196
                                             -------           -------          -------          -------
Gross Profit                                   1,284                77               --            1,361

Selling, Delivery, and
  Administrative Expenses                      1,219                72               (1)           1,290
                                             -------           -------          -------          -------

Operating Income                                  65                 5                1               71
Interest Expense, Net                            191                 4               11              206
Other Nonoperating Expense, Net                   --                --               --               --
                                             -------           -------          -------          -------

Income (Loss) Before Income Taxes               (126)                1              (10)            (135)
Income Tax Expense (Benefit)                     (42)               --               (4)             (46)
Nonrecurring Income Tax (Benefit)                 --                --               --               --
                                             -------           -------          -------          -------

Net Income (Loss)                                (84)                1               (6)             (89)
Preferred Stock Dividends                          1                --               --                1
                                             -------           -------          -------          -------

Net Income (Loss) Applicable to
  Common Shareowners                         $   (85)          $     1          $    (6)         $   (90)
                                             =======           =======          =======          =======

Basic Average Common Shares
  Outstanding                                    418                --               25              443
                                             =======           =======          =======          =======
Basic Net Income (Loss) Per Share
  Applicable to Common
  Shareowners                                $ (0.20)               --               --          $ (0.20)
                                             =======           =======          =======          =======
Diluted Average Common Shares
  Outstanding                                    418                --               25              443
                                             =======           =======          =======          =======
Diluted Net Income (Loss) Per Share
  Applicable to Common
  Shareowners                                $ (0.20)               --               --          $ (0.20)
                                             =======           =======          =======          =======

Cash Operating Profit Data:
  Operating Income                           $    65           $     5          $     1          $    71
  Depreciation                                   213                11               --              224
  Amortization                                   113                 2               (1)             114
                                             -------           -------          -------          -------

Cash Operating Profit                        $   391           $    18          $    --          $   409
                                             =======           =======          =======          =======

The introductory information on Page 6 and the accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Information on Page 15 are an integral part of these statements. Pro forma combined information should not be construed to be forecasts of future operating results.

                           COCA-COLA ENTERPRISES INC.

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                 (UNAUDITED; IN MILLIONS, EXCEPT PER SHARE DATA)


                                          Coca-Cola          Herb
                                         Enterprises       Coca-Cola
                                          Year Ended       Year Ended
                                         December 31,     December 31,    Pro Forma        Pro Forma
                                             2000             2000       Adjustments        Combined
                                         ------------     ------------   -----------       ---------
Net Operating Revenues                     $ 14,750           $917          $  --          $ 15,667
Cost of Sales                                 9,083            555             --             9,638
                                           --------           ----          -----          --------
Gross Profit                                  5,667            362             --             6,029

Selling, Delivery, and
  Administrative Expenses                     4,541            280             (6)            4,815
                                           --------           ----          -----          --------

Operating Income                              1,126             82              6             1,214
Interest Expense, Net                           791             15             43               849
Other Nonoperating Expense, Net                   2              4             --                 6
                                           --------           ----          -----          --------

Income (Loss) Before Income Taxes               333             63            (37)              359
Income Tax Expense (Benefit)                    111             --             10               121
Nonrecurring Income Tax (Benefit)               (14)            --             --               (14)
                                           --------           ----          -----          --------

Net Income (Loss)                               236             63            (47)              252
Preferred Stock Dividends                         3             --             --                 3
                                           --------           ----          -----          --------

Net Income (Loss) Applicable to
  Common Shareowners                       $    233           $ 63          $ (47)         $    249
                                           ========           ====          =====          ========

Basic Average Common Shares
  Outstanding                                   419             --             25               444
                                           ========           ====          =====          ========
Basic Net Income Per Share
  Applicable to Common
  Shareowners                              $   0.56             --             --          $   0.56
                                           ========           ====          =====          ========
Diluted Average Common Shares
  Outstanding                                   429             --             25               454
                                           ========           ====          =====          ========
Diluted Net Income Per Share
  Applicable to Common
  Shareowners                              $   0.54             --             --          $   0.55
                                           ========           ====          =====          ========

Cash Operating Profit Data:
  Operating Income                         $  1,126           $ 82          $   6          $  1,214
  Depreciation                                  810             42             --               852
  Amortization                                  451              9             (6)              454
                                           --------           ----          -----          --------

Cash Operating Profit                      $  2,387           $133          $  --          $  2,520
                                           ========           ====          =====          ========

The introductory information on Page 6 and the accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Information on Page 15 are an integral part of these statements. Pro forma combined information should not be construed to be forecasts of future operating results.

                           COCA-COLA ENTERPRISES INC.

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                    FOR THE QUARTER ENDED DECEMBER 31, 2000
                (UNAUDITED; IN MILLIONS, EXCEPT PER SHARE DATA)

                                       Coca-Cola             Herb
                                      Enterprises         Coca-Cola
                                     Quarter Ended      Quarter Ended
                                      December 31,       December 31,    Pro Forma      Pro Forma
                                          2000               2000       Adjustments      Combined
                                     --------------     --------------  -----------     ---------
Net Operating Revenues                     $ 3,561           $228        $    --          $ 3,789
Cost of Sales                                2,219            133             --            2,352
                                           -------           ----          -----          -------
Gross Profit                                 1,342             95             --            1,437

Selling, Delivery, and
  Administrative Expenses                    1,142             68             (2)           1,208
                                           -------           ----          -----          -------

Operating Income                               200             27              2              229
Interest Expense, Net                          197              5             10              212
Other Nonoperating Expense, Net                  3              1             --                4
                                           -------           ----          -----          -------

Income (Loss) Before Income Taxes               --             21             (8)              13
Income Tax Expense (Benefit)                    (2)            --              5                3
Nonrecurring Income Tax (Benefit)              (14)            --             --              (14)
                                           -------           ----          -----          -------

Net Income (Loss)                               16             21            (13)              24
Preferred Stock Dividends                        1             --             --                1
                                           -------           ----          -----          -------

Net Income (Loss) Applicable to
  Common Shareowners                       $    15           $ 21          $ (13)         $    23
                                           =======           ====          =====          =======

Basic Average Common Shares
  Outstanding                                  417             --             25              442
                                           =======           ====          =====          =======
Basic Net Income Per Share
  Applicable to Common
  Shareowners                              $  0.04             --             --          $  0.05
                                           =======           ====          =====          =======
Diluted Average Common Shares
  Outstanding                                  427             --             25              452
                                           =======           ====          =====          =======
Diluted Net Income Per Share
  Applicable to Common
  Shareowners                              $  0.04             --             --          $  0.05
                                           =======           ====          =====          =======

Cash Operating Profit Data:
  Operating Income                         $   200           $ 27          $   2          $   229
  Depreciation                                 206              9             --              215
  Amortization                                 111              3             (2)             112
                                           -------           ----          -----          -------

Cash Operating Profit                      $   517           $ 39          $  --          $   556
                                           =======           ====          =====          =======

The introductory information on Page 6 and the accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Information on Page 15 are an integral part of these statements. Pro forma combined information should not be construed to be forecasts of future operating results.

                           COCA-COLA ENTERPRISES INC.

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                    FOR THE QUARTER ENDED SEPTEMBER 29, 2000
                 (UNAUDITED; IN MILLIONS, EXCEPT PER SHARE DATA)

                                        Coca-Cola          Herb
                                       Enterprises      Coca-Cola
                                      Quarter Ended   Quarter Ended
                                      September 29,    September 29,    Pro Forma     Pro Forma
                                           2000            2000        Adjustments     Combined
                                      -------------   ---------------  ------------  ------------
Net Operating Revenues                     $3,868          $228          $  --          $4,096
Cost of Sales                               2,368           141             --           2,509
                                           ------          ----          -----          ------
Gross Profit                                1,500            87             --           1,587

Selling, Delivery, and
  Administrative Expenses                   1,105            70             (1)          1,174
                                           ------          ----          -----          ------

Operating Income                              395            17              1             413
Interest Expense, Net                         197             3             11             211
Other Nonoperating Expense, Net                --             1             --               1
                                           ------          ----          -----          ------

Income (Loss) Before Income Taxes             198            13            (10)            201
Income Tax Expense (Benefit)                   67            --              1              68
Nonrecurring Income Tax (Benefit)              --            --             --              --
                                           ------          ----          -----          ------

Net Income (Loss)                             131            13            (11)            133
Preferred Stock Dividends                       1            --             --               1
                                           ------          ----          -----          ------

Net Income (Loss) Applicable to
  Common Shareowners                       $  130          $ 13          $ (11)         $  132
                                           ======          ====          =====          ======

Basic Average Common Shares
  Outstanding                                 418            --             25             443
                                           ======          ====          =====          ======
Basic Net Income Per Share
  Applicable to Common
  Shareowners                              $ 0.31            --             --          $ 0.30
                                           ======          ====          =====          ======
Diluted Average Common Shares
  Outstanding                                 427            --             25             452
                                           ======          ====          =====          ======
Diluted Net Income Per Share
  Applicable to Common
  Shareowners                              $ 0.30            --             --          $ 0.29
                                           ======          ====          =====          ======

Cash Operating Profit Data:
  Operating Income                         $  395          $ 17          $   1          $  413
  Depreciation                                203            11             --             214
  Amortization                                113             2             (1)            114
                                           ------          ----          -----          ------

Cash Operating Profit                      $  711          $ 30          $  --          $  741
                                           ======          ====          =====          ======

The introductory information on Page 6 and the accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Information on Page 15 are an integral part of these statements. Pro forma combined information should not be construed to be forecasts of future operating results.

                           COCA-COLA ENTERPRISES INC.

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                       FOR THE QUARTER ENDED JUNE 30, 2000
                 (UNAUDITED; IN MILLIONS, EXCEPT PER SHARE DATA)


                                          Coca-Cola           Herb
                                         Enterprises       Coca-Cola
                                        Quarter Ended    Quarter Ended
                                           June 30,         June 30,       Pro Forma        Pro Forma
                                             2000             2000        Adjustments       Combined
                                        --------------  ---------------   -----------       ---------
Net Operating Revenues                     $ 4,027          $   251          $    --          $ 4,278
Cost of Sales                                2,483              155               --            2,638
                                           -------          -------          -------          -------
Gross Profit                                 1,544               96               --            1,640

Selling, Delivery, and
  Administrative Expenses                    1,156               73               (1)           1,228
                                           -------          -------          -------          -------

Operating Income                               388               23                1              412
Interest Expense, Net                          200                3               11              214
Other Nonoperating Expense, Net                  1                1               --                2
                                           -------          -------          -------          -------

Income (Loss) Before Income Taxes              187               19              (10)             196
Income Tax Expense (Benefit)                    64               --                4               68
Nonrecurring Income Tax (Benefit)               --               --               --               --
                                           -------          -------          -------          -------

Net Income (Loss)                              123               19              (14)             128
Preferred Stock Dividends                        1               --               --                1
                                           -------          -------          -------          -------

Net Income (Loss) Applicable to
  Common Shareowners                       $   122          $    19          $   (14)         $   127
                                           =======          =======          =======          =======

Basic Average Common Shares
  Outstanding                                  420               --               25              445
                                           =======          =======          =======          =======
Basic Net Income Per Share
  Applicable to Common
  Shareowners                              $  0.29               --               --          $  0.29
                                           =======          =======          =======          =======
Diluted Average Common Shares
  Outstanding                                  429               --               25              454
                                           =======          =======          =======          =======
Diluted Net Income Per Share
  Applicable to Common
  Shareowners                              $  0.29               --               --          $  0.28
                                           =======          =======          =======          =======

Cash Operating Profit Data:
  Operating Income                         $   388          $    23          $     1          $   412
  Depreciation                                 196               11               --              207
  Amortization                                 112                2               (1)             113
                                           -------          -------          -------          -------

Cash Operating Profit                      $   696          $    36          $    --          $   732
                                           =======          =======          =======          =======

The introductory information on Page 6 and the accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Information on Page 15 are an integral part of these statements. Pro forma combined information should not be construed to be forecasts of future operating results.

                           COCA-COLA ENTERPRISES INC.

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                      FOR THE QUARTER ENDED MARCH 31, 2000
                 (UNAUDITED; IN MILLIONS, EXCEPT PER SHARE DATA)


                                          Coca-Cola          Herb
                                         Enterprises       Coca-Cola
                                        Quarter Ended    Quarter Ended
                                          March 31,         March 31,        Pro Forma     Pro Forma
                                             2000             2000          Adjustments    Combined
                                        -------------    ---------------   ------------    --------
Net Operating Revenues                       $ 3,293           $210          $ --          $ 3,503
Cost of Sales                                  2,012            126            --            2,138
                                             -------           ----          ----          -------
Gross Profit                                   1,281             84            --            1,365

Selling, Delivery, and
  Administrative Expenses                      1,137             69            (2)           1,204
                                             -------           ----          ----          -------

Operating Income                                 144             15             2              161
Interest Expense, Net                            196              4            11              211
Other Nonoperating Expense, Net                   (1)             1            --               --
                                             -------           ----          ----          -------

Income (Loss) Before Income Taxes                (51)            10            (9)             (50)
Income Tax Expense (Benefit)                     (17)            --            --              (17)
Nonrecurring Income Tax (Benefit)                 --             --            --               --
                                             -------           ----          ----          -------

Net Income (Loss)                                (34)            10            (9)             (33)
Preferred Stock Dividends                          1             --            --                1
                                             -------           ----          ----          -------

Net Income (Loss) Applicable to
  Common Shareowners                         $   (35)          $ 10          $ (9)         $   (34)
                                             =======           ====          ====          =======

Basic Average Common Shares
  Outstanding                                    421             --            25              446
                                             =======           ====          ====          =======
Basic Net Income (Loss) Per Share
  Applicable to Common
  Shareowners                                $ (0.08)            --            --          $ (0.08)
                                             =======           ====          ====          =======
Diluted Average Common Shares
  Outstanding                                    421             --            25              446
                                             =======           ====          ====          =======
Diluted Net Income (Loss) Per Share
  Applicable to Common
  Shareowners                                $ (0.08)            --            --          $ (0.08)
                                             =======           ====          ====          =======

Cash Operating Profit Data:
  Operating Income                           $   144           $ 15          $  2          $   161
  Depreciation                                   204             11            --              215
  Amortization                                   114              2            (2)             114
                                             -------           ----          ----          -------

Cash Operating Profit                        $   462           $ 28          $ --          $   490
                                             =======           ====          ====          =======

The introductory information on Page 6 and the accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Information on Page 15 are an integral part of these statements. Pro forma combined information should not be construed to be forecasts of future operating results.

                           COCA-COLA ENTERPRISES INC.
                      NOTES TO PRO FORMA COMBINED CONDENSED
                        FINANCIAL INFORMATION (UNAUDITED)

The following notes describe the pro forma adjustments necessary to reflect the effects of the acquisition.

NOTE A - Pro forma adjustments to "Selling, Delivery & Administrative Expenses" eliminate amortization of franchise and goodwill included in Herb Coca-Cola's results of operations. Adjustments to eliminate goodwill and franchise amortization have been made to present pro forma financial information as of January 1, 2000 in accordance with FASB Statement No. 142, Goodwill and Other Intangible Assets (FAS 142). Under the provisions of FAS 142, goodwill acquired in a business combination after June 30, 2001 is not amortized. In addition, as franchise is classified as an intangible asset with an indefinite useful life according to FAS 142, any franchise acquired in a business combination after June 30, 2001 is also not amortized.

NOTE B - The pro forma adjustments to "Interest Expense, Net" reflect the additional interest costs on debt issued to fund the cash portion of the purchase price as if the debt were outstanding on January 1, 2000 and the reduction of interest expense as if the assumed debt was repaid on January 1, 2000. These adjustments are made assuming an effective annual interest rate of 5.79%.

NOTE C - The pro forma adjustments to "Income Tax Expense (Benefit)" reflect the income tax attributes of the foregoing adjustments and the effect on the consolidated tax provision after inclusion of Herb Coca-Cola. On a quarterly basis, the pro forma adjustments reflect modifications to the Company's estimated effective annual income tax rate for full-year 2000 and 2001 giving effect to the results of operations of Herb Coca-Cola and the pro forma adjustments.

NOTE D - Pro forma basic and diluted net income (loss) per common share data are not presented for Herb Coca-Cola and pro forma adjustments because the results are not meaningful. All per share data is calculated prior to rounding to millions.

NOTE E - The Company's results include the following significant nonrecurring items: (i) a restructuring charge of $12 million related to operations in Great Britain, recognized in the second quarter of 2000, (ii) insurance proceeds of $20 million related to the Company's 1999 Belgian product recall, recognized in the third quarter of 2000, (iii) an income tax benefit of $14 million principally due to a rate change in France and a revaluation of income tax obligations, recognized in the fourth quarter of 2000, and (iv) an income tax benefit of $46 million principally due to rate changes in Canada, recognized in the second quarter of 2001.

Herb Coca-Cola's results include the following  significant  nonrecurring items:
(i) net occupancy expense eliminated with the acquisition of $2 million per quarter from the first quarter of 2000 through the second quarter of 2001, (ii) employee loyalty bonuses of $20 million recognized in the second quarter of 2001, and (iii) bad debt expense of $6 million recognized in the second quarter of 2001.

                                                                    EXHIBIT 99.1


         INDEX TO COCA-COLA ENTERPRISES INC. PROFORMA COMBINED CONDENSED
                        FINANCIAL INFORMATION EXCLUDING
                         NONRECURRING ITEMS (UNAUDITED)



                                                                        PAGE
                                                                       NUMBERS
                                                                       -------


Coca-Cola Enterprises Inc. Pro Forma Combined Condensed Financial
 Information Excluding Nonrecurring Items (Unaudited):

 Introductory Information...............................................    17

 Pro Forma Combined Condensed Statements of Income Excluding
  Nonrecurring Items for the Quarters and the Six Months
  Ended June 29, 2001...................................................    19

 Pro Forma Combined Condensed Statements of Income Excluding
  Nonrecurring Items for the Quarters and the Year Ended
  December 31, 2000.....................................................    20

 Notes to Pro Forma Combined Condensed Financial Information
 Excluding Nonrecurring Items (Unaudited)...............................    21

                           COCA-COLA ENTERPRISES INC.
          PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION EXCLUDING
                         NONRECURRING ITEMS (UNAUDITED)


INTRODUCTORY INFORMATION

The following unaudited pro forma combined condensed financial information sets forth the combined results of operations of Coca-Cola Enterprises Inc. (the "Company") and Hondo Incorporated and Herbco Enterprises, Inc. (collectively, "Herb Coca-Cola") assuming the Company purchased Herb Coca-Cola as of January 1, 2000 and after excluding certain nonrecurring items described in the notes on page 21 from results of operations of the Company and Herb Coca-Cola. This pro forma financial information is provided solely for the purposes of additional analysis of the acquisition of Herb Coca-Cola and is not intended to be a presentation in conformity with the rules governing the preparation of pro forma financial information.

On July 10, 2001 the Company completed the acquisition of 100 percent of the outstanding common and preferred shares of Herb Coca-Cola. The results of Herb's operations have been included in the Company's consolidated statements since July 1, 2001. Herb Coca-Cola was previously the third largest bottler of products of The Coca-Cola Company in the United States. As a result of the acquisition, the Company will sell approximately 80% of The Coca-Cola Company's bottle and can volume in the United States. The Company also expects cost savings and system rationalization as a result of the proximity of Herb Coca-Cola's operations to its existing territories.

The total transaction value was approximately $1.4 billion, including cash of $1 billion and common stock of $400 million. The value of the 25 million shares issued was determined based on the average closing price of the Company's common shares over the two day period before and after the terms of the acquisition were finalized and agreed to. The total transaction value is comprised of approximately $1.3 billion for the bottling operations and $100 million for the value of incremental tax benefits associated with the structure of the transaction.

The following unaudited pro forma financial information should be read in conjunction with the Company's audited and unaudited financial statements, including the notes thereto, contained in: (i) the Coca-Cola Enterprises' Annual Report on Form 10-K for the year ended December 31, 2000 and (ii) Coca-Cola Enterprises' Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2000, June 30, 2000, September 29, 2000, March 30, 2001, and June 29,
2001.

The accompanying unaudited pro forma combined condensed statements of income excluding nonrecurring items for the six months ended June 29, 2001 and for the year ended December 31, 2000 and the unaudited pro forma combined condensed statements of income excluding nonrecurring items for each of the quarterly periods ended March 31, 2000, June 30, 2000, September 29, 2000, December 31, 2000, March 30, 2001, and June 29, 2001 present the combined operating results of the Company and Herb Coca-Cola as if the acquisition described above had occurred at the beginning of 2000. Certain reclassifications and adjustments have been made to the historical financial statements of Herb Coca-Cola to conform to the Company's financial presentation.

                           COCA-COLA ENTERPRISES INC.
          PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION EXCLUDING
                         NONRECURRING ITEMS (UNAUDITED)


INTRODUCTORY INFORMATION - (CONTINUED)

This pro forma financial information is not intended to be indicative of the operating results that would have occurred if the acquisitions had been consummated in accordance with the assumptions set forth, nor is it intended to be a forecast of future operating results. Among the events and uncertainties which could adversely affect future periods are ineffective advertising, marketing and promotional programs that result in lower than expected volume, efforts to manage price that adversely affect volume, efforts to manage volume that adversely affect price, changes in the estimates of charges related to our anticipated restructuring, an inability to meet performance requirements for expected levels of marketing support payments from The Coca-Cola Company, material changes from expectations in the costs of raw materials and ingredients, an inability to achieve the expected timing for returns on cold drink equipment and employee infrastructure expenditures, an inability to meet projections for performance in newly acquired territories, potential assessment of additional taxes resulting from audits conducted by the Canadian Customs and Revenue Agency, unexpected costs or effect on European sales associated with conversion to the common European currency (the euro), and unfavorable interest rate and currency fluctuations. We caution readers that in addition to the above cautionary statements, all information contained herein should be read in conjunction with the detailed cautionary statements found on page 48 of the Company's Annual Report for the fiscal year ended December 31, 2000.

                          COCA-COLA ENTERPRISES INC.

               PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                         EXCLUDING NONRECURRING ITEMS
            For the Quarters and the Six Months Ended June 29, 2001
                (Unaudited; in millions, except per share data)



                                              Pro Forma      Pro Forma         Pro Forma
                                              Combined       Combined          Combined
                                            Quarter Ended  Quarter Ended      Six Months
                                              March 30,      June 29,            Ended
                                                2001           2001          June 29, 2001
                                            -------------  -------------     -------------
Net Operating Revenues                       $ 3,557           $4,356          $ 7,913
Cost of Sales                                  2,195            2,699            4,894
                                             -------           ------          -------
Gross Profit                                   1,362            1,657            3,019

Selling, Delivery, and
  Administrative Expenses                      1,289            1,355            2,644
                                             -------           ------          -------

Operating Income                                  73              302              375
Interest Expense, Net                            206              203              409
Other Nonoperating Expense, Net                   --               --               --
                                             -------           ------          -------

Income (Loss) Before Income Taxes               (133)              99              (34)
Income Tax Expense (Benefit)                     (45)              20              (25)
Nonrecurring Income Tax (Benefit)                 --               --               --
                                             -------           ------          -------

Net Income (Loss)                                (88)              79               (9)
Preferred Stock Dividends                          1                1                2
                                             -------           ------          -------

Net Income (Loss) Applicable to
  Common Shareowners                         $   (89)          $   78          $   (11)
                                             =======           ======          =======

Basic Average Common Shares
  Outstanding                                    443              444              444
                                             =======           ======          =======
Basic Net Income (Loss) Per Share
  Applicable to Common
  Shareowners                                $ (0.20)          $ 0.17          $ (0.03)
                                             =======           ======          =======
Diluted Average Common Shares
  Outstanding                                    443              452              444
                                             =======           ======          =======
Diluted Net Income (Loss) Per Share
  Applicable to Common
  Shareowners                                $ (0.20)          $ 0.17          $ (0.03)
                                             =======           ======          =======

Cash Operating Profit Data:
  Operating Income                           $    73           $  302          $   375
  Depreciation                                   224              236              460
  Amortization                                   114              113              227
                                             -------           ------          -------

Cash Operating Profit                        $   411           $  651          $ 1,062
                                             =======           ======          =======

The introductory information on pages 17 and 18 and the accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Information on page 21 are an integral part of these statements. Pro forma combined information contained in these statements should not be construed to be forecasts of future operating results.

                           COCA-COLA ENTERPRISES INC.

                PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                          EXCLUDING NONRECURRING ITEMS
              For the Quarters and the Year Ended December 31, 2000
                 (Unaudited; in millions, except per share data)


                                              Pro Forma       Pro Forma        Pro Forma        Pro Forma      Pro Forma
                                              Combined        Combined         Combined         Combined       Combined
                                            Quarter Ended   Quarter Ended    Quarter Ended    Quarter Ended    Year Ended
                                              March 31,       June 30,       September 30,    December 31,    December 31,
                                                2000            2000             2000             2000            2000
                                           --------------   -------------    --------------   --------------  ------------
Net Operating Revenues                       $ 3,503           $4,278          $4,096          $3,789          $15,666
Cost of Sales                                  2,137            2,638           2,508           2,351            9,634
                                             -------           ------          ------          ------          -------
Gross Profit                                   1,366            1,640           1,588           1,438            6,032

Selling, Delivery, and
  Administrative Expenses                      1,203            1,213           1,193           1,208            4,817
                                             -------           ------          ------          ------          -------

Operating Income                                 163              427             395             230            1,215
Interest Expense, Net                            211              214             212             212              849
Other Nonoperating Expense, Net                   --                2               1               4                7
                                             -------           ------          ------          ------          -------

Income (Loss) Before Income Taxes                (48)             211             182              14              359
Income Tax Expense (Benefit)                     (16)              72              62               3              121
Nonrecurring Income Tax (Benefit)                 --               --              --              --               --
                                             -------           ------          ------          ------          -------

Net Income (Loss)                                (32)             139             120              11              238
Preferred Stock Dividends                          1                1               1               1                3
                                             -------           ------          ------          ------          -------

Net Income (Loss) Applicable to
  Common Shareowners                         $   (33)          $  138          $  119          $   10          $   235
                                             =======           ======          ======          ======          =======

Basic Average Common Shares
  Outstanding                                    446              445             443             442              444
                                             =======           ======          ======          ======          =======
Basic Net Income (Loss) Per Share
  Applicable to Common
  Shareowners                                $ (0.07)          $ 0.31          $ 0.27          $ 0.02          $  0.53
                                             =======           ======          ======          ======          =======
Diluted Average Common Shares
  Outstanding                                    446              454             452             452              454
                                             =======           ======          ======          ======          =======
Diluted Net Income (Loss) Per Share
  Applicable to Common
  Shareowners                                $ (0.07)          $ 0.30          $ 0.26          $ 0.02          $  0.52
                                             =======           ======          ======          ======          =======

Cash Operating Profit Data:
  Operating Income                           $   163           $  427          $  395          $  230          $ 1,215
  Depreciation                                   215              207             215             215              852
  Amortization                                   114              112             113             113              453
                                             -------           ------          ------          ------          -------

Cash Operating Profit                        $   492           $  746          $  723          $  558          $ 2,520
                                             =======           ======          ======          ======          =======

The introductory information on pages 17 and 18 and the accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Information on page 21 are an integral part of these statements. Pro forma combined information contained in these statements should not be construed to be forecasts of future operating results.

                           COCA-COLA ENTERPRISES INC.
           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
                    EXCLUDING NONRECURRING ITEMS (UNAUDITED)


The following notes describe the pro forma adjustments necessary to reflect the effects of the acquisition and the nonrecurring items excluded from this supplemental presentation.

NOTE A - Pro forma adjustments included in "Selling, Delivery & Administrative Expenses" eliminate amortization of franchise and goodwill included in Herb Coca-Cola's results of operations. Adjustments to eliminate goodwill and franchise amortization have been made to present pro forma financial information as of January 1, 2000 in accordance with FASB Statement No. 142, Goodwill and Other Intangible Assets (FAS 142). Under the provisions of FAS 142, goodwill acquired in a business combination after June 30, 2001 is not amortized. In addition, as franchise is classified as an intangible asset with an indefinite useful life according to FAS 142, any franchise acquired in a business combination after June 30, 2001 is also not amortized.

NOTE B - The pro forma adjustments included in "Interest Expense, Net" reflect the additional interest costs on debt issued to fund the cash portion of the purchase price as if the debt were outstanding on January 1, 2000 and the reduction of interest expense as if the assumed debt was repaid on January 1, 2000. These adjustments are made assuming an effective annual interest rate of 5.79%.

NOTE C - The pro forma adjustments included in "Income Tax Expense (Benefit)" reflect the income tax attributes of the foregoing adjustments and the effect on the consolidated tax provision after inclusion of Herb Coca-Cola. On a quarterly basis, the pro forma adjustments reflect modifications to the Company's estimated effective annual income tax rate for full-year 2000 and 2001 giving effect to the results of operations of Herb Coca-Cola and the pro forma adjustments.

NOTE D - The Company's results in the accompanying presentation exclude the following significant nonrecurring items: (i) a restructuring charge of $12 million related to operations in Great Britain, recognized in the second quarter of 2000, (ii) insurance proceeds of $20 million related to the Company's 1999 Belgian product recall, recognized in the third quarter of 2000, (iii) an income tax benefit of $14 million principally due to a rate change in France and a revaluation of income tax obligations, recognized in the fourth quarter of 2000, and (iv) an income tax benefit of $46 million principally due to rate changes in Canada, recognized in the second quarter of 2001.

Herb Coca-Cola's results presented exclude the following significant nonrecurring items: (i) net occupancy expense eliminated with the acquisition $2 million per quarter from the first quarter of 2000 through the second quarter of 2001, (ii) employee loyalty bonuses of $20 million recognized in the second quarter of 2001, and (iii) bad debt expense of $6 million recognized in the second quarter of 2001.

NOTE E - All per share data is calculated prior to rounding to millions.